UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to SS. 240.14a-12

                             FIDELITY BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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
[LOGO]   FIDELITY                1009 Perry Highway o Pittsburgh, PA  15327-2105
         BANCORP, INC.           Telephone 412/367-3300 o Fax 412/364-6504
================================================================================


January 6, 2005


Dear Stockholder:

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2005, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

     Your continued interest in Fidelity Bancorp, Inc. is sincerely appreciated.

                                         Very truly yours,

                                         /s/ William L. Windisch

                                        William L. Windisch
                                        Chairman of the Board

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                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2005

--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2005, at 5:00 p.m., eastern time, for the following purposes:

     (1)  To elect three directors of the Company;

     (2) The approval of the Fidelity Bancorp, Inc. 2005 Stock-Based Incentive Plan; and

     (3)  Such other matters as may properly come before the Annual Meeting.

     The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on December 21, 2004 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2004 is enclosed.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND IN PERSON. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Annie G. McGrath

                                   ANNIE G. MCGRATH
                                   SECRETARY
Pittsburgh, Pennsylvania
January 6, 2005

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THE  PROMPT  RETURN OF  PROXIES  WILL SAVE THE  COMPANY  THE  EXPENSE OF FURTHER
REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 8, 2005
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2005, at 5:00 p.m., eastern time, and at any adjournments or postponements thereof (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Stockholders and proxy card and this Proxy Statement are first being sent to stockholders on or about January 6, 2005.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Annual Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted: (a) FOR the election as directors of the nominees named in Proposal I;
(b) FOR the approval of the Fidelity Bancorp, Inc. 2005 Stock-Based Incentive Plan in Proposal II; and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Annual Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Annie G. McGrath at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237) written notice of such revocation; (ii) submitting a duly executed proxy bearing a later date; or (iii) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person. The mere presence of a stockholder at the Annual Meeting will not in and of itself revoke such stockholder's proxy.

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                      VOTING SECURITIES AND VOTE REQUIRED
--------------------------------------------------------------------------------

     The Board of Directors has fixed the close of business on December 21, 2004 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 2,640,390 shares of the Company=s common stock, $.01 par value (the "Common Stock"), outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter ("Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees, proposed by the Board of Directors, as set forth in Proposal I, or to withhold authority to vote for the nominees being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

     As to Proposal II, approval of the adoption of the 2005 Stock-Based Incentive Plan, a stockholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on the item. Proposal II shall be determined by a majority of the shares present or represented and entitled to vote at the Annual Meeting. Broker Non-Votes will have no impact on the outcome of the votes on Proposal II, and proxies marked "ABSTAIN" will have the same impact as a vote "AGAINST" Proposal II.

     Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such beneficial ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information regarding all persons or groups known to the Company to beneficially own more than 5% of the Common Stock.

NAME AND ADDRESS                                         AMOUNT AND NATURE OF           PERCENT OF
OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP          COMMON STOCK
-------------------                                      --------------------          ------------
Fidelity Bancorp, Inc.                                        236,133(1)                  8.94%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA  15237

Banc Fund IV L.P.                                             166,236(2)                  6.30%
Banc Fund V L.P.
Banc Fund VI L.P.
208 South LaSalle Street
Chicago, IL  60604

------------------
(1) Pursuant to a Schedule 13G filed by the Company on behalf of three non-employee directors who are the trustees of the Company's Employee Stock Ownership Plan ("ESOP"), which has shared voting and dispositive power over 236,133 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Joanne Ross Wilder, Charles
     E. Nettrour, and Robert F. Kastelic to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the record date, 230,803 shares have been allocated under the ESOP to participant accounts.

                                              (footnotes continued on next page)

                                        2


(2) The information is derived from a Schedule 13G filed February 12, 2004 and adjusted for the 10% stock dividend paid on May 26, 2004, by Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. (collectively, the "Reporting Persons"), which stated that Banc Fund IV L.P. has sole voting power with respect to 36,163 shares, Banc Fund V L.P. has sole voting power with respect to 93,645 shares, and Banc Fund VI L.P. has sole voting power with respect to 36,428 shares. The Schedule 13G also stated that Charles J. Moore as investment manager for Banc Fund IV L.P., Banc Fund V L.P., and Banc Fund VI L.P. has voting and dispositive power over the shares held by each of the Reporting Persons.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file with the Securities and Exchange Commission reports of their beneficial ownership and changes in their beneficial ownership of equity securities of the Company and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2004 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Articles of Incorporation require directors to be divided into three classes, as nearly equal in number as possible with one class standing for election at each annual meeting. Directors serve for terms of three years each or until their successors are elected and qualified. The Board of Directors currently consists of seven members, each of whom also serves as a director of Fidelity Bank, PaSB (the "Bank"). Three directors will be elected at the Annual Meeting.

     Charles E. Nettrour, William L. Windisch and J. Robert Gales have been nominated by the Board of Directors to serve as directors each for a term to expire in 2008. The Nominees are currently members of the Board of Directors and will serve for their respective terms or until their successors have been elected and qualified.

     The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

     The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock he or she beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer, the number of shares and the percentage of the Common Stock outstanding beneficially owned on the Record Date. The Board of Directors has determined that Directors J. Robert Gales, Robert F. Kastelic, Oliver D. Keefer, Charles E. Nettrour and Joanne Ross Wilder are independent within the meaning of the listing requirements of The Nasdaq Stock Market.

                                                                                      SHARES OF COMMON
                                                YEAR FIRST          CURRENT          STOCK BENEFICIALLY         PERCENT
                                                  ELECTED           TERM TO              OWNED AS OF              OF
NAME                               AGE(1)       DIRECTOR(2)         EXPIRE             RECORD DATE(3)            CLASS
----                               ---          --------           --------            -----------              ------

                                         BOARD NOMINEES FOR TERM TO EXPIRE IN 2008
Charles E. Nettrour                  72            1987              2005                   106,039(4)               3.98%
William L. Windisch                  71            1958              2005                   105,290                  3.93%
J. Robert Gales                      69            1984              2005                   112,860(5)               4.24%

                                              DIRECTORS CONTINUING IN OFFICE
Richard G. Spencer                   57            2001              2006                    80,650(6)               3.01%
Joanne Ross Wilder                   61            1996              2006                    10,454(4)                   *
Robert F. Kastelic                   70            1990              2007                    30,159(4)               1.13%
Oliver D. Keefer                     61            1987              2007                    59,384                  2.24%

                                         EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael A. Mooney                    50             --                --                     53,342(7)               1.99%
Lisa L. Griffith                     37             --                --                      6,922(8)                   *
All directors, nominees
and executive officers as                                                                   565,100                 19.83%
a group (9 persons)

------------------------
*    Less than 1% of the Common Stock outstanding.
(1)  As of September 30, 2004.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3) Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts of such shares included above are as follows: Robert F. Kastelic 26,116, Oliver D. Keefer 14,762, Charles E. Nettrour 23,351, William L. Windisch 41,661, J. Robert Gales 19,351, Richard G. Spencer 35,102, Joanne Ross Wilder 8,109, Michael A. Mooney 35,887 and Lisa L. Griffith 5,170.
(4) Excludes 236,133 shares held under the ESOP for which such individual serves as an ESOP Trustee or as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.
(5)  Includes 43,913 shares owned solely by his spouse and 51,657 shares held by
     J. R. Gales & Associates Profit Sharing Plan.
(6) Includes 24,455 shares owned jointly with his spouse and 516 shares owned by his children.
(7)  Includes 5,115 shares owned jointly with his spouse.
(8)  Includes 190 shares owned jointly with her spouse.

BIOGRAPHICAL INFORMATION

     The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

     NOMINEES FOR DIRECTORS:

     CHARLES E. NETTROUR is President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania.

     WILLIAM L. WINDISCH is Chairman of the Board of the Company and the Bank. Mr. Windisch retired as Chief Executive Officer of the Company and Bank on December 31, 2002 after serving with the Bank for 47 years.

     J. ROBERT GALES is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

     CONTINUING DIRECTORS:

     RICHARD G. SPENCER was appointed Chief Executive Officer of the Company and the Bank on January 1, 2003. Since January 1, 2001, Mr. Spencer had served as President and Chief Operating Officer of the Company and Bank. Prior to January 1, 2001, Mr. Spencer served as Chief Financial Officer and Treasurer of the Company and Bank.

     JOANNE ROSS WILDER is President of Wilder & Mahood, P.C., a legal services firm in Pittsburgh, Pennsylvania.

     ROBERT F. KASTELIC retired as the President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania, in 2002. He is Chairman of the Board of Directors of Quasitronics Inc., an electronic and computer peripheral equipment company in Houston, Pennsylvania.

     OLIVER D. KEEFER is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.

     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     MICHAEL A. MOONEY is the Executive Vice President of the Company and Bank and the Chief Lending Officer and Sales Manager of the Bank.

     LISA L. GRIFFITH has been Chief Financial Officer of the Company and Bank since March 2001. Previously, Ms. Griffith was Senior Assistant Vice President/Audit Manager of Parkvale Bank from January 2000 to March 2001 and was Vice President and Controller of the Bank from October 1996 to December 1999. Ms. Griffith is a certified public accountant.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2004, the Board of Directors held a total of 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meeting of committees of which he or she was a member during the period of their service. The Company encourages directors to attend annual meetings of stockholders. All directors attended the 2004 Annual Meeting of Stockholders. In addition to other committees, as of September 30, 2004, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

     The full Board of Directors acts as a nominating committee for the selection of management=s nominees for director. The Board of Directors believes that it is appropriate for the full Board of Directors to act as a nominating committee since a majority of the Board of Directors consists of persons who are independent as defined in the independence standards of The Nasdaq Stock Market and, by resolution of the Board of Directors, nominees must be recommended by a majority of the independent directors. The Board of Directors will consider candidates recommended by stockholders. For additional information, please refer to the "Director Nomination Process" below. The Board of Directors has not adopted a separate charter for when it acts as a nominating committee. The Board of Directors met twice as a Nominating Committee during fiscal year 2004.

     The Compensation Committee is comprised of Directors Gales, Kastelic, Keefer, Nettrour and Wilder. This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank. The compensation of the Chief Executive Officer is recommended to the Board by a majority of the independent directors. The Chief Executive Officer is not present when his compensation is discussed. The Committee met once during the 2004 fiscal year.

     The Audit Committee is comprised of the non-employee Directors Gales, Kastelic, Keefer, Nettrour and Wilder. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of The Nasdaq Stock Market and meets the requirements of The Nasdaq Stock Market for financial sophistication. The Board of Directors has determined that Mr. Keefer is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission. Mr. Keefer is independent within the meaning of the listing requirements of the Nasdaq Stock Market. The Board of Directors have adopted a written audit committee charter which is reviewed on an annual basis. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met five times during the 2004 fiscal year.

DIRECTOR NOMINATION PROCESS

     The Board of Directors considers candidates for director suggested by its members, as well as management and stockholders. The Board of Directors has not received any stockholder recommendations of director candidates for this annual meeting or otherwise. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company's Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The Board also considers whether to nominate any person nominated pursuant to the provisions of the Company's articles of incorporation relating to stockholder nominations, which is described under "Stockholder Nominations" below. The Board of Directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

     The Board of Director has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially. The Board also may consider the extent to which candidates would fill a present need on the Board of Directors.

     Once the Board of Directors has identified a potential nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidates. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the board member's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

DIRECTOR COMPENSATION

     Non-employee directors of the Company receive an annual stipend of $15,000 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $400 for each regular or special Board meeting attended, $400 for any Bank Committee meetings attended and $400 for any telephone Bank Committee meeting. Mr. Windisch receives $36,000 annually for his service as Chairman of the Company and Bank and for consulting services. Employee directors receive no director's fees. For the fiscal year ended September 30, 2004, the Company paid a total of approximately $136,063 in directors' fees.

     Under the terms of the 2002 Stock Compensation Plan, options to purchase 2,061 shares of common stock (as adjusted for the 10% stock dividend paid in May
2004) were granted to each director of the Company as of December 31, 2003, with an exercise price equal to the fair market value of the Common Stock on the date of grant. These options have a term of ten years and were immediately exercisable.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded during each of the last three fiscal years to each person who served as the Company=s Chief Executive Officer during the last fiscal year and to each executive officer whose annual salary and bonus exceeded $100,000 during the last fiscal year. No other executive officer of the Company received a salary and bonus during the last fiscal year that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                  ANNUAL COMPENSATION                  AWARDS
                                        ----------------------------------------    -------------
                                                                    OTHER            SECURITIES               ALL
                              FISCAL                                ANNUAL           UNDERLYING              OTHER
NAME & PRINCIPAL POSITION      YEAR     SALARY($)(1)  BONUS($)  COMPENSATION($)(2)   OPTIONS (#)(3)    COMPENSATION($)
-------------------------      ----     ---------     --------  ---------------     ---------------    ---------------
Richard G. Spencer             2004      $168,992    $36,248           --               4,400            $57,955 (4)
President and Chief            2003       151,811     25,780           --               4,950             37,241
Executive Officer              2002       125,185     17,423           --               3,850             24,538

Michael A. Mooney              2004       132,877     23,058           --               3,300             29,124 (5)
Executive Vice President       2003       123,283     22,280           --               3,850             24,801
and Chief Lending Officer      2002       109,973     15,915           --               2,750             21,127

------------------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 20% of their compensation, up to the maximum established by law.
(2) The value of perquisites and personal benefits received by any named executive officer did not exceed the lesser of $50,000 or 10% of salary and bonus in any of the last three fiscal years.
(3)  See " -- Stock Awards."
(4) Consists of matching contributions by the Bank of $5,323 pursuant to the Bank's Thrift Plan, the value of 349 shares of stock at a cost of $6.60 per share allocated under the ESOP, accrued benefit of $49,587 under the Salary Continuation Plan and $741 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2004, the ESOP shares had a fair value of $7,663.
(5) Consists of matching contributions by the Bank of $3,529 to the Bank's Thrift Plan, the value of 268 shares of stock at a cost of $6.60 per share allocated under the ESOP, accrued benefit of $23,408 under the Salary Continuation Plan and $418 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2004, the ESOP shares had a fair value of $5,884.

EMPLOYMENT AGREEMENTS

     The Bank has employment agreements with Messrs. Spencer and Mooney. The employment agreements each provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Company as of September 30, 2004, Messrs. Spencer and Mooney would have been entitled to an aggregate lump sum payment of approximately $434,000 and $388,000, respectively.

BENEFIT PLANS

     The Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the employee and his or her beneficiary. For the fiscal year ended September 30, 2003, Messrs. Spencer and Mooney had compensation of $781 and $418, respectively, related to expenses of such death benefits insurance.

     The Salary Continuation Plan ("SCP") is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement, for a period of 15 years. For the fiscal year ended September 30, 2004, Messrs. Spencer and Mooney had an accrued SCP benefit of approximately $149,000 and $105,000, respectively, and such benefits under the SCP were vested for Mr. Spencer and not vested for Mr. Mooney.

STOCK AWARDS

     The following tables set forth information concerning options granted to the named executives and held by them as of September 30, 2004. The Company has not granted to the named executive officers any stock appreciation rights.

                                                    OPTION GRANTS TABLE

                                             OPTION GRANTS IN LAST FISCAL YEAR
                             -----------------------------------------------------------------
                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                                                                                       ANNUAL RATES OF STOCK
                                                                                                      PRICE APPRECIATION FOR
                                      INDIVIDUAL GRANTS(1)                                                OPTION TERM(2)
-----------------------------------------------------------------------------------------------      ------------------------
                              NUMBER OF          % OF TOTAL
                              SECURITIES          OPTIONS
                        UNDERLYING GRANTED TO EXERCISE OR
                                OPTION          EMPLOYEES IN       BASE PRICE      EXPIRATION
          NAME                GRANTED (#)       FISCAL YEAR          ($/SH)           DATE            5% ($)          10% ($)
         ------              ------------      -------------        --------         ------          --------        --------
Richard G. Spencer              4,400              8.69%             $23.49         12/31/13         $65,000         $164,723
Michael A. Mooney               3,300              6.51%             $23.49         12/31/13         $48,750         $123,542

-------------------------
(1) Under the terms of the 1997 Employee Stock Compensation Program, options to purchase shares of common stock were granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. The options have a term of ten years and are immediately exercisable.
(2) The amounts represent certain assumed rates of appreciation only over 10-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $23.49.


                                                 OPTION EXERCISES AND YEAR END VALUE TABLE

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                                 ------------------------------------------------------------------------

                                                                      NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTION
                                                                       OPTION AT FY-END (#)            AT FY-END(2)($)
                        SHARES ACQUIRED                             -------------------------    -------------------------
          NAME            ON EXERCISE        VALUE REALIZED ($)(1)  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
         ------          -------------       ------------------     -------------------------    -------------------------
Richard G. Spencer           9,783                  $160,454          34,958        144            $302,403      $   --
Michael A. Mooney            5,081                  $ 77,880          35,887         --             346,001          --

_____________
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at fiscal year-end minus the exercise price, multiplied by the number of underlying securities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Kastelic, Keefer, Nettrour, and Wilder, with Director Nettrour acting as Chairman. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non-employee directors of the Company and Bank. The Committee met once during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of  Directors  has  assigned to the  Compensation  Committee  the responsibility of formulating the compensation packages of the executive officers and recommending those to the Board of Directors. The Committee met once during the past year. They reviewed the salaries, benefit programs and employment agreements of the executive officers and made pertinent recommendations regarding compensation increases and adjustments to the terms of the employment agreements.

     The Committee has established the following goals for the executive management compensation programs:

     o Motivate the executive officers to diligently o pursue the enhancement of stockholder value.
     o Provide opportunities for the executives to ear compensation consistent with competitive norms in the community in which the Company operates.
     o    Reward the executives for achieving strategic performance initiatives.

     The references used by the Committee to aid in formulating their recommendation to the Board of Directors included an analysis of currently published compensation surveys, a comparison of the Company's base salary, bonus and benefit programs with those of savings banks and commercial banks of comparable size operating in the Company's geographic area, and the Company's current operating results. Additionally, the Committee reviewed the performance of and the contribution made by each executive officer during the year.

     In arriving at its recommendations for the President and Chief Executive Officer Richard G. Spencer=s compensation for the year ended September 30, 2004, the Committee considered the overall profitability of the Company during the past year in addition to the other criteria mentioned above.

     Following extensive review by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. For additional information regarding the named executive officers' compensation, please refer to "Executive Compensation."

                  Compensation Committee:
                           Charles E. Nettrour (Chairman)
                           J. Robert Gales
                           Robert F. Kastelic
                           Oliver D. Keefer
                           Joanne Ross Wilder

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

     The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm of which Director Nettrour is President, provides insurance coverage for the Bank and its customers. On November 21, 2003, the Company repurchased 10,000 shares of Common Stock from the spouse of Director J. Robert Gales for $24.55 per share in a private transaction.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on The Nasdaq Stock Market and (b) the total return index for banks listed on The Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on September 30, 1999 and the reinvestment of dividends when paid.



     [Line graph appears here showing 5-year cumulative total return on $1,000 invested in the Common Stock as compared to cumulative total returns on $1,000 invested in the Nasdaq Bank Index and Nasdaq Index, respectively. Line graph starts at September 30, 1998 and plots the cumulative total returns at September 30, 1999, 2000, 2001, 2002, 2003 and 2004. Plot points are shown below.]


==================================================================================================
                         9/30/99($)   9/30/00($)   9/30/01($)   9/30/02($)  9/30/03($)  9/30/04($)
--------------------------------------------------------------------------------------------------
Fidelity Bancorp          $1,000          958        1,192        1,612       2,394        2,482
--------------------------------------------------------------------------------------------------
Nasdaq Bank                1,000        1,074        1,218        1,287       1,498        1,749
--------------------------------------------------------------------------------------------------
Nasdaq U.S.                1,000        1,330          544          428         652          693
==================================================================================================

         There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
                PROPOSAL II - APPROVAL OF FIDELITY BANCORP, INC.
                         2005 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------

GENERAL

     The Company's Board of Directors adopted the Fidelity Bancorp, Inc. 2005 Stock-Based Incentive Plan (the "Plan") on November 16, 2004 and is presenting it for approval by the Company's stockholders at the Annual Meeting. The following is a summary of the Plan, which is qualified in its entirety by the complete provisions of the Plan attached as Appendix A.

     The Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Plan, the maximum number of shares available for Awards under the Plan is 150,000 shares. The maximum number of shares reserved for the award of shares of Common Stock ("Stock Awards") is 50,000 shares. The balance of such Awards may be in the form of options to purchase shares of Common Stock. Individuals who are directors, officers or employees of the Company and its affiliates are eligible to receive Awards under the Plan. The Plan is administered by a committee of non-employee directors (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Plan.

AWARDS

     TYPES OF AWARDS.  The Plan  authorizes  the grant of Awards in the form of:
(i) options to purchase the Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options" or "NSOs"; and (iii) Stock Awards, which provide a grant of Common Stock that may vest over time or which are subject to attainment of specified conditions. In no event shall any participant be awarded more than 50,000 shares under the Plan including not more than 12,500 shares in the form of Stock Awards reserved under the Plan.

     OPTIONS. The Committee has the discretion to award Incentive Stock Options or Non-statutory Stock Options to employees. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of the grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

     TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of an employee's service for any reason other than retirement, death or disability, change in control or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. In the event of termination for cause, all rights under any options granted shall expire immediately upon termination. In the event of a change in control of the Company or the Bank, the options will become fully vested and shall be exercisable until the expiration of the term of the option, regardless of termination of employment. In the case of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter or, if sooner, until the expiration of the term of the option, and, in the case of retirement, vested options will be exercisable for a period of one year following termination of service upon retirement or, if sooner, until the expiration of the term of the option; provided that Incentive Stock Options not exercised within three months following a change in control or retirement shall be redesignated as Non-statutory Stock Options.

     STOCK AWARDS. The Plan also authorizes the granting of Stock Awards to employees. The Committee has the authority to determine the conditions upon which the Stock Awards granted will vest. The Plan provides that all Stock Awards shall vest immediately upon termination of employment following a change in control of the Company or the Bank, as well as following death or disability. Under the Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals achieved by the Company, Bank or the award recipient, which performance goals, if any, will be established by the Committee. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and any performance goals that must be attained. A Stock Award may only be granted from the shares reserved and available for grant under the Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved. Upon a change in control of the Company or the Bank, all performance goals shall be deemed to be satisfied.

     Stock Awards are generally nontransferable and nonassignable as provided in the Plan. The Committee has the power, under the Plan, to permit transfers. Holders of Stock Awards prior to the date of vesting of such awards shall be entitled to receive payment of compensation in an amount equal to any cash dividends paid on the Common Stock. Such compensation payments will be made to the Participant within 30 days of the respective dividend payment date. Shares of Common Stock held by the Plan trust are voted by the trustee.

     The Board or the Committee will from time to time determine the employees who will be granted Awards, the award to be granted to any participant, and whether the awards will be Incentive Stock Options and/or Non-statutory Stock Options or Stock Awards. In making this determination, the Board or the Committee may consider several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other financial institutions. Participants who have been granted an Award may be granted additional Awards.

     The following table presents information related to the anticipated grants of Stock Options under the 2005 Stock-Based Incentive Plan as authorized pursuant to the terms of the 2005 Stock-Based Incentive Plan. No Options or other Stock Awards are expected to be granted to any associates of executive officers, directors or nominees. No other person is expected to receive 5% or more of the Options authorized under the 2005 Stock-Based Incentive Plan. At the present time, the Company does not intend to grant any Stock Awards authorized under the Plan prior to March 31, 2005.

                                                   NEW PLAN BENEFITS
                                                   -----------------
                                                                                     NUMBER OF OPTIONS
NAME AND POSITION                                            DOLLAR VALUE ($)(1)     TO BE GRANTED (2)
-----------------                                            -------------------     -----------------
Richard G. Spencer, President and                              $       --                   --
 Chief Executive Officer
Michael A. Mooney, Executive Vice                              $       --                   --
 President and Chief Operating Officer
William L. Windisch, Chairman and Director                     $       --                2,000  (3)
J. Robert Gales, Director                                      $       --                2,000  (3)
Robert F. Kastelic, Director                                   $       --                2,000
Oliver P. Keefer, Director                                     $       --                2,000
Charles E. Nettrour, Director                                  $       --                2,000  (3)
Joanne Ross Wilder, Director                                   $       --                2,000
Executive Group (3 Persons)                                    $       --                   --
Non-executive Director Group (6 Persons)                       $       --               12,000
Non-executive Officer Employee Group                           $       --                   --
  (152 Persons)

___________________
(1) The exercise price of such options shall be equal to the fair market value of the Common Stock on the date of stockholder approval of the 2005 Stock-Based Incentive Plan. Thus, on the date of stockholder approval, the options will have zero value. The exact dollar value of the options will equal the difference between the exercise price of such options and the market price of the Common Stock on the date of exercise of an option. Accordingly, the exact dollar value is not presently determinable.
(2) All options presented herein shall become exercisable at the rate of 33% one year after the date of grant and 33% annually thereafter. All options shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Company or the Bank (as defined in the plan). Options shall continue to vest during periods of service as an employee, director, or director emeritus. Such options shall cease to be exercisable seven years from the date of grant.
(3)  Nominee for re-election as a director of the Company.

EFFECT OF MERGERS, CHANGE OF CONTROL AND OTHER ADJUSTMENTS AND ANTI-TAKEOVER ASPECTS

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Plan shall be binding upon any successors or assigns of the Company.

     "Change in Control" of the Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");
(ii) involves the sale of all, or a material portion, of the assets of the Company or the Bank; (iii) involves the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iv) results in a change in control of the Company, as otherwise defined or determined by the Pennsylvania Department of Banking or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or
(B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or (D) solicitations of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Company.

     The provisions of the Plan related to a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following the exercise of options. The power of the Committee to make adjustments, including adjusting the number of shares subject to options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger company, and to permit the issuance of options to new management following extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Common Stock, and to possibly decrease the number of options available to new management of the Company.

     Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of options could choose to exercise options and thereby increase the number of shares for which they hold voting power. Also, the exercise of options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock. In addition, the exercise of options could increase the cost of an acquisition by a potential acquiror.

TAX TREATMENT

     Under present federal tax laws, awards under the Plan will have the following consequences:

     1. The grant of an option will not by itself result in the recognition of taxable income to a participant or entitle the Company to a tax deduction at the time of grant.

     2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to a participant or entitle the Company to a deduction at the time of exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for a participant. A participant will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that the shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

     3. The exercise of a Non-statutory Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

     4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by a participant at the time the participant recognizes ordinary income.

     5.   In  accordance  with Section  162(m) of the Code,  the  Company's  tax deductions for compensation paid to the most highly paid executives named in the Company's proxy statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the Plan to comply with the requirements under Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

     6. Stock Awards awarded under the Plan are generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Stock Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the Stock Award. The

          Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Stock Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Stock Award may elect to have a portion of such award withheld in order to meet any necessary tax withholding obligations.

     7. The receipt of compensation payments related to Stock Awards prior to vesting of such Stock Awards attributable to cash dividends paid on the Common Stock and payments made with respect to any Dividend Equivalent Rights associated with any stock options will be taxable as compensation when paid and deductible by the Company.

DIVIDEND EQUIVALENT RIGHTS

     The Committee, in its sole discretion, may include as a term of any Option, the right of the Participant to receive Dividend Equivalent Rights with respect to such Options, in whole or in part. Such Dividend Equivalent Rights shall provide that upon the payment of a cash dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable on such Common Stock as if such Options had been exercised and such Common Stock had been held as of the applicable dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are non-transferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options shall be paid to the Option holder within 30 days of the applicable dividend payment date of the Common Stock.

AMENDMENT

     The Board of Directors may amend the Plan in any respect, at any time, provided that no amendment may affect the rights of an Award holder without his or her permission and provided that the exercise price of previously granted options may not be changed or modified without stockholder approval, unless as specified in Section 14 of the Plan, the change or modification is made to prevent dilution, diminution or enlargement of the rights of the Award holder.

POSSIBLE DILUTIVE EFFECTS

     The Common Stock issuable may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options and awards of Stock Awards, the Company delivers newly issued shares of Common Stock (i.e., 150,000 shares of Common Stock), then the dilutive effect to ownership of current stockholders would be approximately 5.31%.

NONTRANSFERABILITY

     Unless determined otherwise by the Committee, no Award under the Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

STOCKHOLDER VOTE

     Stockholder approval of the Plan is being sought in order to qualify the Plan for the granting of Incentive Stock Options in accordance with the Code, to meet the requirements of Section 162(m) of the Code related to tax deductibility of certain compensation items in excess of $1 million, to meet the requirements of the Nasdaq National Market upon which the Common Stock is listed for trading and to enable participants to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act. An affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required for stockholder approval of this Proposal II.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FIDELITY BANCORP, INC. 2005 STOCK-BASED INCENTIVE PLAN.

--------------------------------------------------------------------------------
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     Beard Miller Company LLP served as the Company's independent public accountant for the fiscal year ended September 30, 2004. The Board of Directors expects to renew the Company's arrangement with Beard Miller Company LLP for the fiscal year ended September 30, 2005. The engagement of Beard Miller Company LLP must first be approved by the Audit Committee. A representative of Beard Miller Company LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

     KPMG LLP ("KPMG") served as the Company's independent auditors for the fiscal year ended September 30, 2002. On May 28, 2003, the Company notified KPMG of its decision to dismiss KPMG as its independent auditors. The decision to change accountants was approved by the Audit Committee of the Board of Directors. KPMG's report on the Company=s consolidated financial statements for the fiscal year ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit of the fiscal year ended September 30, 2002 and any subsequent interim period preceding the date of the termination of their engagement, there were no disagreements or reportable events between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their report.

     Fees paid to the Company's principal accountant for each of the last two fiscal years are set forth below:

FISCAL            AUDIT         AUDIT-RELATED        TAX        ALL OTHER
YEAR               FEES             FEES             FEES         FEES
------             -----        -------------        ----       ---------
2004             $61,820         $      --         $   5,700      $   800
2003              51,535                --            22,123        4,585

     Audit Fees include fees billed (or estimated to be billed) by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q.

     Audit-Related Fees include fees billed by the Company's independent auditors for services that are reasonably related to the performance of audit or review services but not included in audit fees. No such services were rendered during fiscal 2004 or 2003.

     Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

     All Other Fees are fees billed for professional services other than those listed under audit fees, audit-related fees and tax fees. Such services consisted of research and planning for the implementation of section 404 of the Sarbanes-Oxley Act of 2002 and word processing.

     The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

AUDIT COMMITTEE REPORT

     REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT.

     The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2004 with the management of the Company.

     REVIEW  OF  FINANCIAL   STATEMENTS  AND  OTHER  MATTERS  WITH   INDEPENDENT
ACCOUNTANT.

     The Audit Committee discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Beard Miller required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Beard Miller its independence.

     RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN ANNUAL REPORT.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, for filing with the Securities and Exchange Commission.

         Audit Committee:
                  Oliver P. Keefer, Chairman
                  J. Robert Gales
                  Robert F. Kastelic
                  Charles E. Nettrour
                  Joanne Ross Wilder

--------------------------------------------------------------------------------
                      EQUITY COMPENSATION PLAN INFORMATION
--------------------------------------------------------------------------------

                                            (A)                           (B)                      (C)
                                                                                             NUMBER OF SECURITIES
                                       NUMBER OF SECURITIES        WEIGHTED-AVERAGE        REMAINING AVAILABLE FOR
                                         TO BE ISSUED UPON        EXERCISE PRICE OF         FUTURE ISSUANCE UNDER
                                            EXERCISE OF              OUTSTANDING          EQUITY COMPENSATION PLANS
                                       OUTSTANDING OPTIONS,       OPTIONS, WARRANTS         (EXCLUDING SECURITIES
                                       WARRANTS AND RIGHTS           AND RIGHTS           REFLECTED IN COLUMN (A))
                                       --------------------          -----------          ------------------------
Equity compensation plans
  approved by security holders:
    Employees Stock
    Compensation Programs
    and Directors Stock Option
    Plan............................          268,671                  $13.61                       29,326

Equity compensation plans
  not approved by security
  holders:
    Directors Stock
    Compensation
    Program/Plans(1)................           86,690                   14.30                           --
                                              -------                   -----                       ------
     TOTAL.........................           355,361                  $13.77                       29,326
                                              =======                   =====                       ======

____________
(1) Pursuant to the 2002 Stock Compensation Plan and 2001 Stock Compensation Plan, shares were reserved for issuance pursuant to options granted to eligible persons. The plans provided for automatic grants of options to directors on December 31 of each year in specified amounts. No additional options may be granted under these plans.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2006, all stockholder proposals must be submitted to the Secretary at the Company's executive office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 9, 2005. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 11, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company has retained the proxy soliciting firm of Regan & Associates to assist in the solicitation of proxies for a fee of $6,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Stockholders wishing to communicate with the Board of Directors or a member thereof should address their communications c/o Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

     The Company's 2004 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the SEC, will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Annie G. McGrath

                                ANNIE G. MCGRATH
                                SECRETARY
Pittsburgh, Pennsylvania
January 6, 2005

                                                                      APPENDIX A
                             FIDELITY BANCORP, INC.
                         2005 STOCK-BASED INCENTIVE PLAN

1. DEFINITIONS.

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

     "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

     "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

     "Bank" means Fidelity Bank, PaSB.

     "Board of Directors" means the board of directors of the Company.

     "Change in Control" of the Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act");
(ii) involves the sale of all, or a material portion, of the assets of the Company or the Bank; (iii) involves the merger or re-capitalization of the Company whereby the Company is not the surviving entity; (iv) results in a change in control of the Company, as otherwise defined or determined by the Pennsylvania Department of Banking ("Department") or regulations promulgated by it; or (v) without limitation, such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding securities except for any securities of the Bank purchased by the Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the resulting entity; or (D) solicitations of shareholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan or reorganization, merger of consolidation of the Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Company, other than by the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

     "Common Stock" means the Common Stock of the Company.

     "Company" means Fidelity Bancorp, Inc.

     "Date of Grant" means the effective date of an Award.

     "Director" means a member of the Board of Directors.

     "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Company or an Affiliate.

     "Dividend Equivalent Rights" shall mean the rights to receive a cash payment in accordance with Section 10 of the Plan.

     "Effective Date" means the date of approval of the Plan by a vote of the stockholders of the Company.

     "Employee" means any person employed by the Company or an Affiliate. Unless otherwise noted herein, a Director who is also employed by the Company or an Affiliate shall be considered an Employee under the Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

     "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

     (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last reported sale price reported for such date;

     (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

     (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

     "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of
Section 422 of the Code.

     "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

     "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

     "Outside Director" means a member of the board(s) of directors of the Company or an Affiliate who is not also an Employee of the Company or an Affiliate.

     "Participant" means any person who holds an outstanding Award.

     "Plan" means this Fidelity Bancorp, Inc. 2005 Stock-Based Incentive Plan.

     "Retirement" means retirement from employment or service with the Company or an Affiliate following attainment of not less than age 55 and completion of not less than ten years of service with the Company or Affiliate, as applicable.

     "Stock Award" means an Award granted to a Participant pursuant to Section 8 of the Plan.

     "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company and/or any subsidiary of the Company and a Participant.

     "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

     "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION.

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested Directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the individuals who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The President of the Company, the Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of an Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS.

         The following Awards may be granted under the Plan:

         (a)  Non-Statutory Stock Options.
         (b)  Incentive Stock Options.
         (c)  Stock Awards.

4.       STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 150,000. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options, including Incentive Stock Options, granted under the Plan is 150,000, reduced by the number of Stock Awards that are actually issued under the Plan. The maximum number of the shares reserved for Stock Awards in the aggregate is 50,000 shares of Common Stock. The maximum number of shares that may be delivered to any person in accordance with Awards under the Plan shall not exceed 50,000 shares of Common Stock. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY.

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.       NON-STATUTORY STOCK OPTIONS.

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) EXERCISE PRICE. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) TERMS OF NON-STATUTORY STOCK OPTIONS. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) NON-TRANSFERABILITY. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family,
(iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than

Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

         (f) TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Non-Statutory Stock Option.

         (g) TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable.

         (i) DELIVERY OF SHARES. Upon the exercise of a Non- Statutory Stock Option, payment by the Company shall be made in the form of shares of Common Stock.


7.       INCENTIVE STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) EXERCISE PRICE. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) AMOUNTS OF INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under
Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) TERMS OF INCENTIVE STOCK OPTIONS. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) NON-TRANSFERABILITY. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) TERMINATION OF EMPLOYMENT (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

         (f) TERMINATION OF EMPLOYMENT (RETIREMENT). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, until the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three
(3) months following the Participant's cessation of employment.

         (g) TERMINATION OF EMPLOYMENT (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Incentive Stock Option.

         (h) TERMINATION OF EMPLOYMENT (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable.

         (j) DELIVERY OF SHARES. Upon the exercise of an Incentive Stock Option, payment shall be made in the form of shares of Common Stock.

         (k) DISQUALIFYING DISPOSITIONS. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in
Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.       STOCK AWARDS.

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) GRANTS OF THE STOCK AWARDS. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) TERMS OF THE STOCK AWARDS. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant. To the extent that Stock Awards shall vest based upon performance goals which must be satisfied prior to the vesting of any installment or portion of a Stock Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Stock Awards made for a given period of time, or as otherwise determined by the Committee. No Stock Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Stock Award is subject have been achieved.

         (c) TERMINATION OF EMPLOYMENT OR SERVICE (GENERAL). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) TERMINATION OF EMPLOYMENT OR SERVICE (RETIREMENT). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (e) TERMINATION OF EMPLOYMENT OR SERVICE (DISABILITY OR DEATH). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) TERMINATION OF EMPLOYMENT OR SERVICE (TERMINATION FOR CAUSE). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) ACCELERATION UPON A CHANGE IN CONTROL. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately vest.

         (h) MAXIMUM INDIVIDUAL AWARD. No individual shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan.

     (i) ISSUANCE OF CERTIFICATES. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Fidelity Bancorp, Inc. 2005 Stock-Based Incentive Plan, and Award Agreement entered into between the registered owner of such shares and the Company or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Fidelity Bancorp, Inc. at 1009 Perry Highway, Pittsburgh, PA 15237."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

     (j) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

     The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

     Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

     If a recipient of a Stock Award is subject to the  provisions  of
     Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) DIVIDEND RIGHTS. A holder of a Stock Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Stock Award between the date the relevant Stock Award was granted to such Participant and the date the shares of Stock Awards are distributed. Such cash dividend amounts applicable to Stock Awards shall constitute compensation that shall be paid by the Trust or the Company to the Participant within 30 days of the respective dividend payment date.

     (l) VOTING OF STOCK AWARDS. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Trustee shall vote such shares of Common Stock held by any such Trust.

         (m) DELIVERY OF SHARES. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       STOCK OPTION AWARDS TO DIRECTORS.

         Upon the Effective Date, each member of the Board of Directors of the Company at such date shall be awarded a Non-Statutory Stock Option to purchase 2,000 shares of Common Stock at an Exercise Price equal to the Fair Market Value of the Common Stock on such Date of Grant. Such Award will be first exercisable as of such Date of Grant. Such Options awarded in accordance with this section shall continue to be exercisable for a period of seven years following the Date of Grant without regard to the continued services of such Director. In the event of the Participant's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution.
Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to each Participant in accordance with this
Section 9 shall be subject to all other provisions of this Plan.

10.      DIVIDEND EQUIVALENT RIGHTS.

         The Committee, in its sole discretion, may include as a term of any Option, the right of the Participant to receive Dividend Equivalent Rights with respect to such Options, in whole or in part. Such Dividend Equivalent Rights shall provide that upon the payment of a cash dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable on such Common Stock as if such Options had been exercised and such Common Stock had been held as of the applicable dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are non-transferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options shall be paid to the Option holder within 30 days of the applicable dividend payment date of the Common Stock.

11.      METHOD OF EXERCISE OF OPTIONS.

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash or Common Stock having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash and shares of Common Stock, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer in accordance with procedures approved by the Company. Payment of the Exercise Price in full or partial payment in the form of Common Stock shall be made utilizing Common Stock that has been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option. No shares of Common Stock shall be issued until full payment of the Exercise Price has been received by the Company.

12.      RIGHTS OF PARTICIPANTS.

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Company or an Affiliate or interferes in any way with the right of the Company or an Affiliate to terminate a Participant's employment or services.

13.      DESIGNATION OF BENEFICIARY.

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, re-capitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

15.      TAXES.

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

         (c) The Trustee may deduct from any distribution of shares of Common Stock awarded to an Outside Director under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of vesting of the Stock Award.

16.      NOTIFICATION UNDER SECTION 83(B).

         A Participant may, in connection with the receipt of an Award, or thereafter, make the election permitted under Section 83(b) of the Code, provided that such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filings and notifications required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS.

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

18.      EFFECTIVE DATE OF PLAN.

         The Board of Directors approved and adopted the Plan with an Effective Date being the date of approval of the Plan by a vote of a majority of the stockholders of the Company present in person or by proxy and entitled to vote at a meeting of such stockholders. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder approval when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder approval for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

19.      TERMINATION OF THE PLAN.

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options, and the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      NO EMPLOYMENT RIGHTS.

         No Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee or in any other capacity with the Company or any Affiliate.

21.      APPLICABLE LAW.

         The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania to the extent not pre-empted by applicable federal law.

[X] PLEASE MARK VOTES          FIDELITY BANCORP, INC.
    AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS                                                                                  WITH-    FOR
     FEBRUARY 8, 2005                                                                                    FOR    HELD    EXCEPT


     The  undersigned  hereby  appoints  the  Board of           1. The  election as directors of
Directors  of Fidelity   Bancorp,   Inc. (the "Company")            the  nominees listed below
"Company"),   with  full  powers  of substitution,  to act          listed below  (except as marked
as attorneys and proxies for the undersigned, to vote all           to contrary):                        [ ]    [ ]      [ ]
shares of Common Stock of the Company that the undersigned
is entitled to vote at the Annual Meeting of Stockholders,               Charles E. Nettrour
to be held at the  Perrysville  Branch of Fidelity Bank,                 William L. Windisch
PaSB,  1009 Perry Highway, Pittsburgh,  Pennsylvania on                  J. Robert Gales
Tuesday,  February 8, 2005, at 5:00 p.m., eastern time
(the "Annual  Meeting"),  and at any and all adjournments           INSTRUCTION:  To  withhold  your  vote for any  individual
thereof, as follows:                                                nominee,  mark "FOR EXCEPT" and insert that nominee's name on the lines provided below.

                                                                    ____________________________________________________________

                                                                    ____________________________________________________________

                                                                                                            FOR  AGAINST  ABSTAIN


                                                                 2. Approval of the Fidelity  Bancorp,
                                                                    Inc. 2005 Stock-Based Incentive Plan.   [ ]   [ ]      [ ]

                                                                                                             _
                                                                   PLEASE CHECK THIS BOX IF YOU ARE         |_|
                                                                   PLANNING TO ATTEND THE MEETING.


                                                                   THIS  SIGNED  PROXY  WILL  BE  VOTED  AS  DIRECTED,
                                                                   BUT IF NO INSTRUCTIONS  ARE SPECIFIED, THIS SIGNED
                                     ______________________        PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND FOR
 PLEASE BE SURE TO SIGN AND DATE    |DATE                  |       THE ABOVE PROPOSAL.  IF ANY OTHER BUSINESS IS PRESENTED
   THIS PROXY IN THE BOX BELOW.     |                      |       AT THE  ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED
____________________________________|______________________|       BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT
|                                                          |       THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
|                                                          |       OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
|__Stockholder sign above____Co-holder (if any) sign above_|



  Detach above card, date, sign and mail in postage-prepaid envelope provided.


                             FIDELITY BANCORP, INC.
              1009 PERRY HIGHWAY o PITTSBURGH, PENNSYLVANIA 15237


--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 6, 2005, and an annual report to stockholders.

     Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_________________________________

_________________________________

_________________________________